Pacer American Energy Independence ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Energy - 99.5%(a)
Antero Midstream Corp. (b)	106,501	$1,529,354
Archrock, Inc.	67,124	1,391,481
Cheniere Energy, Inc.	24,214	4,422,445
DT Midstream, Inc. (b)	25,293	1,906,080
Enbridge, Inc.	114,205	4,274,054
Energy Transfer LP	252,808	4,113,186
EnLink Midstream LLC	101,507	1,387,601
Enterprise Products Partners LP	81,387	2,348,829
Excelerate Energy, Inc. - Class A	57,098	1,149,383
Genesis Energy LP	69,972	975,410
Gibson Energy, Inc.	77,498	1,266,327
Hess Midstream LP - Class A (b)	37,463	1,404,113
Keyera Corp.	63,606	1,794,411
Kinder Morgan, Inc.	117,474	2,482,226
Kinetik Holdings, Inc.	28,194	1,169,487
Kodiak Gas Services, Inc.	39,844	1,149,499
MPLX LP	53,737	2,301,018
New Fortress Energy, Inc. (b)	52,454	1,035,442
NextDecade Corp. (c)	132,990	1,078,549
ONEOK, Inc.	48,965	4,080,253
Pembina Pipeline Corp.	64,204	2,488,361
Plains GP Holdings LP - Class A	77,133	1,473,240
Targa Resources Corp. (b)	18,413	2,490,911
TC Energy Corp.	103,999	4,415,617
Western Midstream Partners LP	39,217	1,604,760
Williams Cos., Inc.	93,613	4,019,742
		57,751,779
TOTAL COMMON STOCKS (Cost $40,370,606)		57,751,779

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING- 9.2%	inv
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(d)	5,323,162	5,323,162
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,323,162)		5,323,162

TOTAL INVESTMENTS - 108.7% (Cost $45,693,768)		63,074,941
Liabilities in Excess of Other Assets - (8.7)%		(5,064,281)
TOTAL NET ASSETS - 100.0%		$58,010,660

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $5,200,058 which represented 9.0% of net assets.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer American Energy Independence ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$57,751,779	$–	$–	$57,751,779
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,323,162
Total Investments	$57,751,779	$–	$–	$63,074,941

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

For the period ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.